ICA

THE INVESTMENT COMPANY OF AMERICA

For the nine months ended September 30, 1995

Quarterly Report

[The American Funds Group(R)]


FELLOW SHAREHOLDERS:

We are pleased to enclose information regarding The Investment Company of America's year-end dividend and capital gain distribution. ICA is again paying a 12-cent quarterly dividend, plus a special dividend of 2 cents a share from income. We are making a year-end capital gain distribution of 91 cents a share, including approximately 5 cents of short-term capital gain. In late January we will send you a 1099-DIV tax form detailing the exact dollar amounts you must report to the IRS.


PORTFOLIO SUMMARY - SEPTEMBER 30, 1995

INVESTMENT MIX                                                                PERCENT OF NET ASSETS

Stocks                                                                        81.37%

U.S. Treasury Notes and Bonds                                                 8.35

Cash and Equivalents                                                          10.28



Total                                                                         100.00%

                                                                              =======



FIVE LARGEST INDUSTRY HOLDINGS IN EQUITIES              Number of Companies   Percent of Net Assets

Banking                                                 22                    8.91%

Telecommunications                                      13                    6.31

Health & Personal Care                                  14                    6.27

Energy Sources                                          13                    6.18

Broadcasting & Publishing                               10                    5.20



TEN LARGEST STOCKS                                                            Percent of Net Assets

Philip Morris                                                                 3.17%

Federal National Mortgage Assn.                                               2.46

Royal Dutch Petroleum                                                         1.78

Caterpillar                                                                   1.52

Time Warner                                                                   1.49

Wal-Mart Stores                                                               1.46

AT&T                                                                          1.33

Banc One                                                                      1.32

DuPont                                                                        1.26

Merck                                                                         1.23


The Investment Company of America's complete portfolio will appear in the fund's annual report, scheduled to be mailed to you in late February 1996. We look forward to reporting to you again at that time.

Cordially,

William C. Newton
President

December 6, 1995

About our cover: Jonathan Bell Lovelace (1895-1979), the founder of ICA's investment advisory organization, pictured along with some mementos, including his briefcase, from the fund's 61-year history.

ICA(SM) is one of the nation's oldest and largest mutual funds. It seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income.

SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

This report is for the information of shareholders of The Investment Company of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR SECURITIES DEALER OR FINANCIAL PLANNER, OR CALL THE FUND'S TRANSFER AGENT, TOLL-FREE, AT 800/421-0180.

Litho in USA SG/ALI/2790
(C)  1995 American Funds Distributors, Inc.
Lit No. ICA-012-1295